Registration No. 333-102551
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       to
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                               ------------------

                                  VISEON, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                                        41-1767211
(State of other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)
                                    --------

                    545 E. John Carpenter Freeway, Suite 1430
                               Irving, Texas 75062
                            (214) 424-5700 (Address,
                    including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                                    --------

                                  VISEON, INC.
                        2003 CONSULTANT COMPENSATION PLAN
                            (Full title of the Plan)
                                    --------

                                 John C. Harris
                      Chief Executive Officer and President
                    545 E. John Carpenter Freeway, Suite 1430
                               Irving, Texas 75062
                            (214) 424-5700 (Address,
                    including zip code, and telephone number,
                   including area code, of agent for service)
                                    --------





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                              REASON FOR AMENDMENT

         Viseon, Inc. (the "Company") hereby files this Post-Effective Amendment No. 1 to its Registration Statement on Form S-8 (SEC registration no. 333-102551). This Amendment is being filed to correct an inadvertent omission of Exhibit 23.1 to the original filing. Exhibit 23.1 consists of the consent of Virchow, Krause and Company LLP. Such exhibit is being filed herewith. This Amendment merely corrects this omission, otherwise the original filing of the Registration Statement remains unchanged.

                                   SIGNATURES

The Registrant
         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirement for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas on January 20, 2003.

                                                    VISEON, INC.


                                                    By   \S\ John C. Harris
                                                    John C. Harris,
                                                    Chief Executive
                                                    Officer and President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                      Title                                       Date


/S/ John C. Harris        Director; Chief Executive          January 20, 2003
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John C. Harris            Officer and President;
                          (Principal Executive Officer,
                          Principal Financial Officer and
                          Principal Accounting Officer)


     *                    Director                           January 20, 2003
----------------
Gerald Dube


     *                    Director                           January 20, 2003
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W.R. Howell


     *                    Director                           January 20, 2003
-----------------
Charles Rey

     *                    Director                           January 20, 2003
-----------------
Brian Day


*        /S/ John C. Harris
         John C. Harris,
         Attorney-in-Fact